                                                                    EXHIBIT 32.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, James H. Haddox, as Chief Financial Officer of Quanta Services, Inc. (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted by
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) the accompanying Form 10-Q/A report for the period ending March 31, 2003 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  October 2, 2003

                                          /s/ JAMES H. HADDOX
                                    --------------------------------
                                    James H. Haddox,
                                    Chief Financial Officer
                                    of the Company